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                                                                    EXHIBIT 99.1

                         (NATIONAL OILWELL LETTERHEAD)


DATE:    August 21, 2003

TO:      DIRECTORS AND EXECUTIVE OFFICERS OF NATIONAL-OILWELL, INC.

FROM:    M. GAY MATHER, CORPORATE SECRETARY

SUBJECT: IMPORTANT NOTICE REGARDING THE NATIONAL-OILWELL RETIREMENT AND THRIFT
         PLAN BLACKOUT PERIOD AND YOUR RIGHTS TO TRADE NATIONAL-OILWELL, INC. COMMON STOCK DURING THE BLACKOUT PERIOD


The purpose of this notice is to inform you that the National-Oilwell Retirement and Thrift Plan (the "401(k) Plan") will be entering a blackout period due to a change in the plan recordkeeper and trustee to Wachovia Retirement Services. As a director or executive officer of National-Oilwell, Inc. (the "Company"), this blackout of the 401(k) Plan has a direct impact on your ability to trade National-Oilwell, Inc. common stock.

The Securities and Exchange Commission (the "SEC") recently published final rules under the Sarbanes-Oxley Act of 2002 which apply to 401(k) plan blackouts. The new rules provide that, during "any period of more than three consecutive business days during which the ability to purchase, sell or otherwise acquire or transfer an interest in any equity security of such issuer held in an individual account is temporarily suspended by the issuer or by a fiduciary of the plan," corporate insiders may no longer exercise stock options or trade certain employer securities held outside of the 401(k) Plan. Specifically, the insider trading provision prohibits corporate insiders from directly or indirectly purchasing, selling, acquiring or transferring any equity or derivative security of a publicly traded company that they acquired in connection with service or employment as a director or executive officer of that company. All shares held by you will be presumed to be acquired in connection with your service as a director or executive officer, unless you can establish by specific identification that the transaction was not of stock acquired in connection with your service.

The SEC's rules provide a limited number of exemptions from the trading restriction. If you would like more information regarding these exemptions, please call me at 713-346-7775.

KEY DATES FOR PROHIBITION FROM TRADING IN NATIONAL OILWELL COMMON STOCK Period Begins: SEPTEMBER 26, 2003
Period Ends:    OCTOBER 10, 2003

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On August 14, 2003, a notice regarding the blackout period was sent to all current 401(k) Plan participants and affected parties, a copy of which is attached.

The trading prohibition related to the 401(k) blackout period is in addition to and will overlap the quarterly trading prohibition related to the public release of financial results, which will commence on October 1.

Violations of the insider trading prohibition described in this memorandum will allow an issuer or a security holder acting on behalf of an issuer to bring an action to recover the profits realized by the director or executive officer. In addition, the SEC may bring an action, including civil injunction proceedings, cease-and-desist actions, civil penalties and all other remedies available to the SEC under the Exchange Act, including, in some cases, criminal penalties.

While we anticipate a smooth transition, you will be notified in the unlikely event that an extension is needed. Please contact me directly with any questions you may have regarding this notice.

Attachment


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                              IMPORTANT INFORMATION
                   NATIONAL-OILWELL RETIREMENT AND THRIFT PLAN

This notice is to inform you that the National-Oilwell Retirement and Thrift Plan will be changing recordkeepers to Wachovia Retirement Services from American Express Retirement Services.

As a result of these changes, you temporarily will be unable to make fund transfers, change your investment elections or deferral contribution rate, and request a loan, in-service withdrawal or distribution from the plan. This period, during which you will be unable to exercise these rights otherwise available under the plan, is called a "blackout period."

Whether or not you are planning retirement in the near future, we encourage you to carefully consider how this blackout period may affect your retirement planning, as well as your overall financial plan.

The blackout period for the plan is expected to begin on September 19, 2003 and expected to end on October 10, 2003. You will receive notification from Wachovia when full account access is available, including the ability to invest in your new fund line-up. The notification will also provide your Personal Identification Number with information on how to access the call center and plan web site.

Important Activity Cutoff Dates:

Contact your Plan administrator before 12:00 P.M. Central Time on:

      - September 19, 2003       to submit paper requests for loan, in-service
                                 withdrawal or distribution.

Contact American Express Retirement Services at 1-800-993-2593 or via their website at www.americanexpress.com/retirement before 3:00 PM Central Time on:

      - September 22, 2003       to initiate paperless requests to change
                                 contribution rate or your investment elections for future contributions.

      - September 23, 2003       to initiate paperless requests for loan,
                                 in-service withdrawal or distribution.

      - September 26, 2003       to initiate paperless requests of fund transfer
                                 to your current balances.

      - September 26, 2003
        3 P.M. Central Time:     Full activity blackout period begins at
                                 American Express Retirement Services.


Your contributions will continue to be deducted from your paycheck and invested into the plan. Once your contributions are sent to Wachovia, they will be transferred into similar funds based on your investment elections on file with American Express as of September 22, 2003. Should

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you wish to affect how your current investment elections will be transferred, you must request a fund transfer prior to this date. Review the fund transfer chart on the reverse side and the fund fact sheets enclosed.

During the blackout period you will be unable to direct or diversify the assets held in your plan account. For this reason, it is very important that you review and consider the appropriateness of your current investments in light of your inability to direct or diversify those investments during the blackout period.

For your long-term retirement security, you should give careful consideration to the importance of a well-balanced and diversified investment portfolio, taking into account all your assets, income and investments. You should be aware that there is a risk to holding substantial portions of your assets in the securities of any one company, as individual securities tend to have wider price swings, up and down, in short periods of time, than investments in diversified funds. Stocks that have wide price swings might have a large loss during the blackout period, and you would not be able to direct the sale of such stocks from your account during the blackout period.

The chart below shows how your current account balance will be transferred from American Express Retirement Services to a new line-up of funds with Wachovia. For example, if you have a balance in the AXP Bond Fund, the balance will automatically be invested in the Vanguard Total Bond Market Index Fund. If you do not want your current investment elections to be directed as shown, you have until 3:00 PM Central Time on September 22, 2003 to make changes. If you do not want your current balances to be transferred as shown, you have until 3:00 PM Central Time on September 26, 2003 to make changes.

Current Fund Line-up                              New Fund Line-up                           Investment Types
--------------------                              ----------------                           ----------------
American Express Trust Income Fund II             Gartmore Morley Stable Value Fund          Stable

AXP Bond Fund (Y)                                 Vanguard Total Bond Market Index Fund      Bond

AIM Balanced Fund (A)                             Vanguard Balanced Index Fund               Balanced

Davis New York Venture Fund (A)                   Vanguard Value Index Fund                  Large Cap Value

American Express Trust Equity Index Fund II       Enhanced Stock Market Fund of              Large Cap Blend
                                                  Wachovia

AXP Growth Fund (Y)                               Vanguard Index Trust Growth Fund           Large Cap Growth

Baron Asset Fund                                  Principle Inv. Mid Cap Growth Index        Mid Cap Growth
                                                  Fund

Janus Worldwide Fund                              Vanguard Total Intl Stock Index Fund       International Equity

National Oilwell Company Stock Pool               National Oilwell Company Stock Pool        Company Stock

In addition to the investment line-up shown above, National-Oilwell Retirement and Thrift Plan participants will also be able to choose from the following new investment alternatives at Wachovia once the transition is complete:


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
New Fund                                                Investment Types
--------                                                ----------------
Principle Inv. Mid Cap Value Index Fund                 Mid Cap Value

Dreyfus Mid Cap 400 Index Fund                          Mid Cap Blend

Vanguard Small Cap Value Fund                           Small Cap Value

Dreyfus Small Cap Stock Index Fund                      Small Cap Blend

Vanguard Small Cap Growth Index Fund                    Small Cap Growth

Self-Managed Account                                    (open selection)


The anticipated end of the transition period is October 10, 2003. You will receive notification of your Personal Identification Number (PIN) to access Wachovia's call center and the plan's website.

At that time, you will have full access to your account balance and transaction capability, including the ability to invest in the new fund line-up.

If you have any questions concerning this notice, you should contact:

      Bob McCreary
      Director - Human Resources
      National Oilwell
      10000 Richmond Ave.
      Houston, TX 77042
      713-935-8218


Para recibir una copia de este aviso en Espanol, contacto con: Bob McCreary, 713-935-8218.